UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2005

GTC BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Massachusetts	0-21794	04-3186494
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 CROSSING BOULEVARD

FRAMINGHAM, MASSACHUSETTS 01702

(Address of Principal Executive Offices) (Zip Code)

(508) 620-9700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The Current Report on Form 8-K of GTC Biotherapeutics (“GTC”) dated October 31, 2005 and filed with the Securities and Exchange Commission on November 4, 2005 (the “Form 8-K”) is hereby amended by deleting the second paragraph under Item 1.01 and replacing it with the following:

“The collaboration agreement is attached hereto as Exhibit 10.1 and confidential treatment has been requested for certain portions, which portions have been filed separately with the Securities and Exchange Commission. The foregoing summary of the collaboration agreement is qualified in its entirety by reference to all the terms of the collaboration agreement.”

Item 9.01.	Financial Statements and Exhibits.

The Form 8-K is also amended to include the following exhibit:

(d)	Exhibits

10.1	*	Licensing and Supply Agreement, dated October 31, 2005, by and among GTC and LEO Pharma A/S.

*	Confidential Treatment requested as to certain portions, which portions have been filed separately with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTC BIOTHERAPEUTICS, INC.

Dated: November 28, 2005	By:	/s/ JOHN B. GREEN
John B. Green Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Licensing and Supply Agreement, dated October 31, 2005, by and among GTC and LEO Pharma A/S.

*	Confidential Treatment requested as to certain portions, which portions have been filed separately with the Securities and Exchange Commission.

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